CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited)	September 30, 2020

				VALUE
PRIVATE REAL ESTATE - 74.2%
EQUITY - 39.8%
REAL ESTATE INVESTMENTS - 39.8%
Industrials - 39.8%
100 Friars Boulevard, West Deptford, NJ (Cost - $20,358,780)				$20,400,000	(a)(b)

	RATE	MATURITY DATE	FACE AMOUNT
DEBT - 34.4%
Investments in Real Estate Loans - 34.4%
Aertson Midtown Mezzanine B Loan (Cost - $18,000,000)	9.140%	10/1/25	$18,000,000	17,666,487	(a)

TOTAL PRIVATE REAL ESTATE (Cost - $38,358,780)				38,066,487

PUBLICLY-TRADED REAL ESTATE SECURITIES - 44.7%
COLLATERALIZED MORTGAGE OBLIGATIONS(C) - 37.7%
Banc of America Commercial Mortgage Trust, 2017-BNK3 E	4.686%	2/15/50	1,000,000	525,172	(d)(e)
BHMS Mortgage Trust, 2018-ATLS C (1 mo. USD LIBOR + 1.900%)	2.052%	7/15/35	300,000	274,002	(d)(e)
BWAY Mortgage Trust, 2015-1740 E	4.806%	1/10/35	500,000	469,915	(d)(e)
Citigroup Mortgage Loan Trust, 2018-C A1	4.125%	3/25/59	184,777	189,718	(d)
Credit Suisse Mortgage Capital Trust, 2019-ICE4 D (1 mo. USD LIBOR + 1.600%)	1.752%	5/15/36	240,000	238,242	(d)(e)
CSMC Trust, 2014-USA F	4.373%	9/15/37	420,000	271,115	(d)
CSMC Trust, 2019-RIO B	6.889%	12/15/21	1,000,000	920,869	(d)
CSMC Trust, 2020-LOTS A (1 mo. USD LIBOR + 0.750%)	4.725%	7/15/22	1,000,000	1,008,869	(d)(e)
DBCCRE Mortgage Trust, 2014-ARCP D	5.099%	1/10/34	1,000,000	1,007,069	(d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-2 M	4.250%	11/25/59	500,000	491,466	(d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B1 (1 mo. USD LIBOR + 3.900%)	4.048%	9/25/48	370,000	345,665	(d)(e)
Federal National Mortgage Association (FNMA) - CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	5.148%	7/25/25	809,150	830,963	(d)(e)
Federal National Mortgage Association (FNMA) - CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	2.348%	1/25/30	110,464	109,387	(d)(e)
Federal National Mortgage Association (FNMA) - CAS, 2018-C06 1B1 (1 mo. USD LIBOR + 3.750%)	3.898%	3/25/31	350,000	321,306	(d)(e)

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2020 Quarterly Report	1

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d)	September 30, 2020

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(c) - continued
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	3.398%	1/25/40	$140,000	$107,352	(d)(e)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	3.902%	9/15/31	575,000	556,263	(d)(e)
GS Mortgage Securities Corp. Trust, 2017-SLP B	3.772%	10/10/32	360,000	365,765	(d)
GS Mortgage Securities Corp. Trust, 2018-3PCK B (1 mo. USD LIBOR + 2.250%)	2.402%	9/15/31	575,000	414,398	(d)(e)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	2.902%	5/15/38	400,000	348,318	(d)(e)
JPMorgan Chase Commercial Mortgage Securities Corp., 2020-NNNZ M	8.542%	1/16/37	865,838	666,712	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (1 mo. USD LIBOR + 4.020%)	4.172%	10/15/32	350,000	303,491	(d)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	4.402%	12/15/36	175,000	146,074	(d)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	6.902%	12/15/36	175,000	138,618	(d)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.152%	1/16/37	1,064,000	902,136	(d)(e)
Legacy Mortgage Asset Trust, 2019-GS6 A1	3.000%	6/25/59	915,400	920,177	(d)(e)
Mortgage Repurchase Agreement Financing Trust, 2020-2 A2 (1 mo. USD LIBOR + 1.750%)	1.906%	5/29/22	2,000,000	2,004,521	(d)(e)
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	2,100,000	1,735,747	(d)(e)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	2.846%	10/27/22	241,700	233,729	(d)(e)
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	2.398%	2/25/30	425,000	345,743	(d)(e)
Residential Mortgage Loan Trust, 2019-2 A1	2.913%	5/25/59	844,589	862,441	(d)(e)
Residential Mortgage Loan Trust, 2019-3 A3	3.044%	9/25/59	426,840	426,774	(d)(e)
Seasoned Credit Risk Transfer Trust, 2019-1 M	4.750%	7/25/58	600,000	591,117	(d)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.180%)	3.339%	11/11/34	445,544	376,245	(d)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 3.952%)	4.111%	11/11/34	445,544	353,922	(d)(e)
UBS Commercial Mortgage Trust, 2018-C15 D	5.281%	12/15/51	570,000	521,281	(d)(e)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $20,017,207)				19,324,582

ASSET-BACKED SECURITIES - 6.8%
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	1.273%	9/25/33	220,596	209,096	(e)

See Notes to Consolidated Schedule of Investments.

2	Clarion Partners Real Estate Income Fund Inc. 2020 Quarterly Report

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d)	September 30, 2020

	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	$300,000	$303,304	(d)(e)
First Franklin Mortgage Loan Trust, 2006-FF15 A5 (1 mo. USD LIBOR + 0.160%)	0.308%	11/25/36	311,761	303,506	(e)
JPMorgan Mortgage Acquisition Trust, 2007-CH3 A5 (1 mo. USD LIBOR + 0.260%)	0.408%	3/25/37	1,046,671	1,031,431	(e)
Legacy Mortgage Asset Trust, 2019-GS3 A1	3.750%	4/25/59	853,396	876,963	(d)
RAAC Trust, 2007-SP2 A3 (1 mo. USD LIBOR + 0.650%)	0.798%	6/25/47	775,000	764,866	(e)

TOTAL ASSET-BACKED SECURITIES (Cost - $3,375,679)				3,489,166

MORTGAGE-BACKED SECURITIES - 0.2%
GNMA - 0.2%
Government National Mortgage Association (GNMA) II (Cost - $131,213)	4.500%	8/20/48	121,099	130,508

TOTAL PUBLICLY-TRADED REAL ESTATE SECURITIES (Cost - $23,524,099)				22,944,256

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $61,882,879)				61,010,743

			SHARES
Short-Term Investments - 1.7%
Dreyfus Government Cash Management, Institutional Shares (Cost - $858,522)	0.019%		858,522	858,522

TOTAL INVESTMENTS - 120.6% (Cost - $62,741,401)				61,869,265
Series A Cumulative Preferred Stock, at Liquidation Value - (0.3)%				(125,000)
Liabilities in Excess of Other Assets - (20.3)%				(10,435,022)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%				$51,309,243

(a)	Security is valued using significant unobservable inputs (Note 1).

(b)	All or a portion of this security is pledged as collateral related to the mortgage note payable.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Consolidated Schedule of Investments.

Clarion Partners Real Estate Income Fund Inc. 2020 Quarterly Report	3

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

Consolidated schedule of investments (unaudited) (cont’d)	September 30, 2020

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities
LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

At September 30, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	12/20	$1,007,713	$1,008,250	$(537)

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

4	Clarion Partners Real Estate Income Fund Inc. 2020 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). This schedule of investments is the consolidated schedule of investments of the Fund and the SPV.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of investments in real estate loans are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales

5

Notes to Consolidated Schedule of Investments (unaudited) (continued)

comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the fair value of the underlying real estate and any related mortgage loans payable using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable. The debt valuations for the Fund are prepared by an independent third-party service provider. The significant unobservable inputs used in the fair value measurement of the Fund’s mortgage notes payable are the selection of certain credit spreads and the loan to value ratios. The significant unobservable inputs used in the fair value measurement of the Fund’s senior notes payable are the selection of certain credit spreads.

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by

6

Notes to Consolidated Schedule of Investments (unaudited) (continued)

independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information

7

Notes to Consolidated Schedule of Investments (unaudited) (continued)

regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

8

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Real Estate Investments	—	—	$20,400,000	$20,400,000
Collateralized Mortgage Obligations	—	$19,324,582	—	19,324,582
Investments in Real Estate Loans	—	—	17,666,487	17,666,487
Asset-Backed Securities	—	3,489,166	—	3,489,166
Mortgage-Backed Securities	—	130,508	—	130,508

Total Long-Term Investments	—	22,944,256	38,066,487	61,010,743

Short-Term Investments†	$858,522	—	—	858,522

Total Investments	$858,522	$22,944,256	$38,066,487	$61,869,265

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts	$537	—	—	$537

†	See Consolidated Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2019	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	—	—	—	$41,220	$20,358,780
Investments in Real Estate Loans	$18,000,000	—	—	(333,513)	—

Total	$18,000,000	—	—	$(292,293)	$20,358,780

9

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2020	Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2020[1]
Real Estate Investments	—	—	—	$20,400,000	$41,220
Investments in Real Estate Loans	—	—	—	17,666,487	(333,513)

Total	—	—	—	$38,066,487	$(292,293)

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 9/30/20 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Value	Impact to Valuation from an Increase in Input*
Real Estate Investments:
Industrial	$20,400	Discounted cash flow	Discount rate	6.5%	Decrease
			Exit capitalization rate	6.0%	Decrease

Investments in Real Estate Loans:
Mixed use	$17,666	Yield method	Credit spread	9.4%	Decrease
			Loan to value ratio	82.9%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

10